UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 24, 2007

BEACON POWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31973 (Commission File Number)	04-3372365 (IRS Employer Identification No.)

234 Ballardvale Street Wilmington, Massachusetts 01887 (Address of Principal Executive Offices) (Zip Code)
(978) 694-9121 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 25, 2007, Beacon Power Corporation (the “Company”) entered into a Placement Agency Agreement with Merriman Curhan Ford & Co., as placement agent, relating to the offering, issuance and sale to three investors (the “Investors”) of 11,911,852 units, each of which consists of one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and a warrant (the “Warrant”) to purchase 0.95 shares of Common Stock at an exercise price of $2.97 per share. The Warrant has a term of five and one-half years from the date of issuance and is first exercisable six months and one day after their issuance. The Warrant is immediately separable from the units. A copy of the Placement Agency Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

On October 25, 2007, the Company entered into Subscription Agreements with the Investors pursuant to which the Investors agreed to purchase 11,911,852 units at a purchase price of $2.10 per unit (equal to the closing bid price of the common stock on October 25, 2007, which was $1.98, and $0.11875 for each warrant in the unit). A copy of the form of Subscription Agreement and form of Warrant entered into between the Company and the Investors are attached hereto as Exhibits 1.2 and 1.3 and are incorporated herein by reference.

On October 26, 2007, the Company issued a press release announcing the offering. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

On October 24, 2007, the Company entered into Amendment No. 3 (the "Amendment") to the Rights Agreement, dated as of September 25, 2002, between the Company and Computershare Trust Company, N.A. (fka Equiserve Trust Company, N.A.), as Rights Agent, as previously amended by Amendment No. 1 dated as of December 27, 2002 and Amendment No. 2 dated as of August 8, 2007 (as amended, the “Rights Agreement”). The Amendment allows The Quercus Trust and persons who are beneficial owners through it to have a beneficial ownership percentage of up to 20% of the Company's Common Stock without triggering the rights under the Rights Agreement. The Amendment also excludes from the beneficial ownership computations used to determine whether a person has become an Acquiring Person (as defined in the Rights Agreement) those securities that might otherwise be acquired by exercising a warrant but for a limitation in such warrant or elsewhere that prevents such exercise to the extent it would cause such person to become an Acquiring Person. A copy of the Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Description	Exhibit Number
Placement Agency Agreement dated as of October 25, 2007 by and between Beacon Power Corporation and Merriman Curhan Ford & Co.	1.1

Form of Subscription Agreement dated October 25, 2007	1.2

Form of Warrant to be issued to the Investors	1.3

Amendment No. 3, dated October 24, 2007, to the Rights Agreement	3.1

Opinion of Edwards Angell Palmer & Dodge LLP	5.1

Consent of Edwards Angell Palmer & Dodge LLP (included in its opinion filed as Exhibit 5.1 hereto)	23.1

Press Release dated October 26, 2007	99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated: October 26, 2007	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Placement Agency Agreement dated October 25, 2007 by and between Beacon Power Corporation and Merriman Curhan Ford & Co.

1.2	Form of Subscription Agreement dated October 25, 2007

1.3	Form of Warrant to be issued to the Investor

3.1	Amendment No. 3, dated October 24, 2007, to the Rights Agreement

5.1	Opinion of Edwards Angell Palmer & Dodge LLP

23.1	Consent of Edwards Angell Palmer & Dodge LLP (included in its opinion filed as Exhibit 5.1 hereto)

99.1	Press release dated October 26, 2007.